MERRILL LYNCH
MICHIGAN
MUNICIPAL
BOND FUND








FUND LOGO








Annual Report

July 31, 1997






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Michigan
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper




TO OUR SHAREHOLDERS


The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined, or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers took this opportunity to both issue new debt as well as refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the past 12 months, the municipal bond market was characterized by tremendous price volatility within a narrow trading range. We focused on purchasing long-term insured bonds as yields approached 6% and selling these securities as yields rallied to 5.50%. The Fund was fully invested in long-term securities during most of the fiscal year to seek to achieve a yield greater than that of similar Michigan municipal bond funds. The Fund's cash equivalent reserves fluctuated between 5%--10% of total assets, and a large position of assets committed to longer-term maturities currently have coupons structured for income rather than price appreciation. Over the 12 months ended July 31, 1997, the Fund's slightly defensive strategy, coupled with an essentially fully invested position, generated a total return performance above the industry average as well as an above-average yield.

Portfolio Matters
During the six months ended July 31, 1997, we maintained the slightly defensive posture adopted in late 1996. Our principal concern was that the strong economic growth seen in the fourth quarter of 1996 would continue into 1997, causing the Federal Reserve Board to raise interest rates so that growth would not result in a significant increase in inflation. However, US economic growth slowed in the second quarter of 1997 and inflation remained subdued, allowing interest rates to decline. We believed the Fund's structure would allow it to perform well during periods of market improvement.

We generally maintained the Fund's cash reserves below 5% of net assets in order to seek to enhance the Fund's dividend stream and in response to the continued scarcity of attractively priced tax-exempt Michigan issues. During the last six months, approximately $2.5 billion in Michigan municipal securities was underwritten, a decline of over 15% as compared to the same period a year ago.

Looking forward, we expect to maintain our current strategy of waiting for an environment characterized by higher interest rates before adopting a more aggressive portfolio structure. In such an environment, we expect to emphasize higher-couponed issues over more interest rate-sensitive securities. The generation of an optimal amount of tax-exempt income will remain the primary investment strategy of the Fund. As new bond issuance is expected to be approximately $175 billion on an annual basis for all of 1997, we expect to maintain the Fund's fully invested position.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Michigan
Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President







(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President







(Fred K. Stuebe)
Fred K. Stuebe
Vice President and Portfolio Manager



September 2, 1997



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                               12 Month   3 Month
                                                7/31/97   4/30/97    7/31/96   % Change   % Change
Class A Shares*                                 $10.34     $9.97      $9.92      +4.23%     +3.71%
Class B Shares*                                  10.34      9.97       9.92      +4.23      +3.71
Class C Shares*                                  10.33      9.97       9.92      +4.13      +3.61
Class D Shares*                                  10.33      9.97       9.91      +4.24      +3.61
Class A Shares--Total Return*                                                    +9.79(1)   +5.05(2)
Class B Shares--Total Return*                                                    +9.23(3)   +4.91(4)
Class C Shares--Total Return*                                                    +9.01(5)   +4.78(6)
Class D Shares--Total Return*                                                    +9.69(7)   +4.92(8)
Class A Shares--Standardized 30-day Yield         4.52%
Class B Shares--Standardized 30-day Yield         4.21%
Class C Shares--Standardized 30-day Yield         4.10%
Class D Shares--Standardized 30-day Yield         4.43%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.522 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.130 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.471 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.117 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.461 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.114 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.512 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.127 per share ordinary income dividends.


PERFORMANCE DATA (continued)


Total Return Based on a $10,000 Investment--Class A Shares and Class
B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                          1/29/93**       7/97

ML Michigan Municipal Bond Fund++--
Class A Shares*                           $ 9,600        $12,664

ML Michigan Municipal Bond Fund++--
Class B Shares*                           $10,000        $12,894

Lehman Brothers Municipal Bond Index++++  $10,000        $13,691


Total Return Based on a $10,000 Investment--Class C Shares and
Class D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                         10/21/94**       7/97

ML Michigan Municipal Bond Fund++--
Class C Shares*                           $10,000        $12,477

ML Michigan Municipal Bond Fund++--
Class D Shares*                           $ 9,600        $12,153

Lehman Brothers Municipal Bond Index++++  $10,000        $13,054

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Michigan Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Michigan, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

    Past performance is not predictive of future performance.



Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/97                         +8.02%         +3.70%
Inception (1/29/93)
through 6/30/97                            +5.83          +4.86

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/97                         +7.47%         +3.47%
Inception (1/29/93)
through 6/30/97                            +5.30          +5.30

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.

                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/97                         +7.36%         +6.36%
Inception (10/21/94)
through 6/30/97                            +7.56          +7.56

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Year Ended 6/30/97                         +7.91%         +3.60%
Inception (10/21/94)
through 6/30/97                            +8.08          +6.46

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


PERFORMANCE DATA (concluded)

Performance Summary--Class A Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
1/29/93-12/31/93         $10.00       $10.52           --                   $0.545           +10.87%
1994                      10.52         9.24           --                    0.524           - 7.29
1995                       9.24        10.29           --                    0.541           +17.59
1996                      10.29        10.10           --                    0.529           + 3.47
1/1/97-7/31/97            10.10        10.34           --                    0.289           + 5.50
                                                                            ------
                                                                      Total $2.428

                                                      Cumulative total return as of 7/31/97: +31.93%**


Performance Summary--Class B Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*     % Change***
1/29/93-12/31/93         $10.00       $10.53           --                   $0.497           +10.46%
1994                      10.53         9.24           --                    0.474           - 7.85
1995                       9.24        10.29           --                    0.490           +16.99
1996                      10.29        10.10           --                    0.477           + 2.94
1/1/97-7/31/97            10.10        10.34           --                    0.261           + 5.19
                                                                            ------
                                                                      Total $2.199

                                                     Cumulative total return as of 7/31/97: +28.94%***



Performance Summary--Class C Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*     % Change***
10/21/94-12/31/94        $ 9.44       $ 9.24           --                   $0.090            -1.15%
1995                       9.24        10.29           --                    0.479           +16.87
1996                      10.29        10.10           --                    0.467           + 2.83
1/1/97-7/31/97            10.10        10.33           --                    0.255           + 5.03
                                                                            ------
                                                                      Total $1.291

                                                     Cumulative total return as of 7/31/97: +24.77%***



Performance Summary--Class D Shares
                          Net Asset Value         Capital Gains
Period Covered          Beginning     Ending       Distributed         Dividends Paid*      % Change**
10/21/94-12/31/94        $ 9.44      $  9.24           --                   $0.101           - 1.03%
1995                       9.24        10.29           --                    0.531           +17.47
1996                      10.29        10.09           --                    0.518           + 3.26
1/1/97-7/31/97            10.09        10.33           --                    0.284           + 5.44
                                                                            ------
                                                                      Total $1.434

                                                      Cumulative total return as of 7/31/97: +26.59%**

  *Figures may include short-term capital gains distributions.
 **Figures do not include sales charge; results would be lower if sales charge was included.
***Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.



PORTFOLIO ABBREVIATIONS


To simplify the listings of Merrill Lynch Michigan Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT       Alternative Minimum Tax (subject to)
HDA       Housing Development Authority
INFLOS    Inverse Floating Rate Municipal Bonds
PCR       Pollution Control Revenue Bonds
S/F       Single-Family
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes



SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)

Michigan--99.1%
AA       Aa2        $ 1,000   Breitung Township, Michigan, School District, Refunding, UT, 6.30% due
                              5/01/2019                                                                          $ 1,081

AAA      Aaa          1,000   Davison, Michigan, Community School District, UT, 5.375% due 5/01/2016 (c)           1,006

AAA      Aaa          2,500   Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series A, 5% due
                              7/01/2027 (b)                                                                        2,410

AAA      Aaa          5,800   Detroit, Michigan, Water Supply System Revenue Bonds, INFLOS, 6.375% due
                              7/01/2022 (c)(f)                                                                     6,297

BBB      Baa1         3,460   Dickinson County, Michigan, Economic Development Corp., Solid Waste
                              Disposal Revenue Refunding Bonds (Champion International), 6.55% due
                              3/01/2007                                                                            3,680

                              Grand Ledge, Michigan, Public Schools District, UT (b):
AAA      Aaa          2,500     6.60% due 5/01/2004 (e)                                                            2,855
AAA      Aaa          1,500     Refunding, 5.375% due 5/01/2024                                                    1,503

A1+      VMIG1++      1,300   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds,
                              VRDN, 3.55% due 1/01/2020 (a)(c)                                                     1,300

AAA      Aaa          3,000   Grand Traverse County, Michigan, Hospital Finance Authority, Hospital
                              Revenue Refunding Bonds (Munson Healthcare), Series A, 6.25% due
                              7/01/2022 (d)                                                                        3,211

AA       Aa2          4,000   Haslett, Michigan, Public School District, Refunding, UT, 6.625% due
                              5/01/2019                                                                            4,394

AAA      Aaa          2,000   Kalamazoo, Michigan, Hospital Finance Authority, Hospital Facility Revenue
                              Refunding and Improvement Bonds (Bronson Methodist), Series A, 6.375% due
                              5/15/2017 (b)                                                                        2,180

A1       VMIG1++        500   Michigan Higher Education Student Loan Authority Revenue Bonds, VRDN, AMT,
                              Series XII-D, 3.70% due 10/01/2015 (a)(d)                                              500

AAA      Aaa          1,000   Michigan Municipal Bond Authority Revenue Bonds (Local Government Loan
                              Program--Marquette Building), Series D, 6.75% due 5/01/2021 (d)                      1,097

                              Michigan Municipal Bond Authority Revenue Bonds (State Revolving Fund),
                              Series A (e):
AA+      Aa1          1,000     6.55% due 10/01/2002                                                               1,123
AA+      Aa1          1,500     6.60% due 10/01/2002                                                               1,688

A+       NR*          2,000   Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                              6.60% due 4/01/2012                                                                  2,113

                              Michigan State, HDA, S/F Mortgage Revenue Bonds:
AA+      NR*            895     AMT, Series B, 7.05% due 6/01/2026                                                   960
AA+      NR*          3,455     Refunding, AMT, Series D, 6.85% due 6/01/2026                                      3,677
AA+      NR*          2,150     Series A, 6.50% due 12/01/2017                                                     2,279
AA+      NR*          2,420     Series B, 6.95% due 12/01/2020                                                     2,562


SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                                      Issue                                         (Note 1a)

Michigan (concluded)
                              Michigan State Hospital Finance Authority Revenue Bonds:
AAA      Aaa        $ 2,000     (Mercy Health Services), Series Q, 5.375% due 8/15/2026 (d)                      $ 2,004
A        A2           3,500     Refunding (Detroit Medical Center Obligation Group), Series A, 6.50%
                                due 8/15/2018                                                                      3,789
AA-      Aa3          1,330     Refunding (Mercy Health Services), Series S, 5.50% due 8/15/2020                   1,338
AAA      Aaa          3,000     (Saint John Hospital and Medical Center), Series A, 5.25% due 5/15/2026 (d)        2,947

                              Michigan State Strategic Fund, Limited Obligation Revenue Bonds:
AAA      Aaa          2,000     Refunding (Detroit Edison Co. Project), 6.875% due 12/01/2021 (c)                  2,226
A+       A1           1,250     Refunding (Ford Motor Co. Project), Series A, 7.10% due 2/01/2006                  1,466
A-       A1           1,000     (Waste Management Inc. Project), AMT, 6.625% due 12/01/2012                        1,090

NR*      P1           2,900   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                              VRDN, Series A, 3.60% due 4/15/2018 (a)                                              2,900

NR*      VMIG1++        100   Michigan State Strategic Fund, Solid Waste Disposal Revenue Bonds
                              (Grayling Generating Project), VRDN, AMT, 3.70% due 1/01/2014 (a)                      100

AAA      Aaa          2,435   Michigan State University, General Revenue Bonds, Series A, 5% due
                              2/15/2026 (d)                                                                        2,356

                              Royal Oak, Michigan, Hospital Finance Authority Revenue Bonds:
AA-      Aa3          1,785     Refunding (Beaumont Properties, Inc.), Series E, 6.625% due 1/01/2019              1,938
AA       Aaa          2,000     (William Beaumont Hospital), Series D, 6.75% due 1/01/2001 (e)                     2,201

AAA      Aaa          2,065   Saint Clair County, Michigan, Building Authority, 5.25% due 4/01/2018 (b)            2,047

AAA      Aaa          1,000   Saint Clair County, Michigan, Economic Development Corp., PCR, Refunding
                              (Detroit Edison), Collateral Series AA, 6.40% due 8/01/2024 (d)                      1,135

AAA      Aaa          1,250   School Craft, Michigan, Community School District, UT, 5.375% due
                              5/01/2026 (c)                                                                        1,254

AAA      Aaa          2,300   Three Rivers, Michigan, Community Schools Building and Site, UT, 6% due
                              5/01/2023 (b)                                                                        2,469

A1+      VMIG1++        300   University of Michigan, University Hospital Revenue Refunding Bonds, VRDN,
                              Series A, 3.60% due 12/01/2019 (a)                                                     300

AAA      Aaa          1,500   Western Michigan University, General Revenue Bonds, 6.125% due 11/15/2022 (c)        1,600

AAA      Aaa          2,000   Ypsilanti, Michigan, School District Refunding Bonds, UT, 5.375% due
                              5/01/2026 (c)                                                                        2,007

Total Investments (Cost--$75,977)--99.1%                                                                          81,083

Other Assets Less Liabilities--0.9%                                                                                  737
                                                                                                                 -------
Net Assets--100.0%                                                                                               $81,820
                                                                                                                 =======

(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(b)MBIA Insured.
(c)FGIC Insured.
(d)AMBAC Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997
Assets:             Investments, at value (identified cost--$75,976,873) (Note 1a)                          $ 81,083,109
                    Cash                                                                                          80,319
                    Receivables:
                      Interest                                                             $  1,027,540
                      Beneficial interest sold                                                    8,023        1,035,563
                                                                                           ------------

                    Deferred organization expenses (Note 1e)                                                       4,906
                    Prepaid expenses and other assets                                                              1,441
                                                                                                            ------------
                    Total assets                                                                              82,205,338
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                              176,061
                      Dividends to shareholders (Note 1f)                                       101,567
                      Distributor (Note 2)                                                       28,520
                      Investment adviser (Note 2)                                                27,488          333,636
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        51,862
                                                                                                            ------------
                    Total liabilities                                                                            385,498
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 81,819,840
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $    114,559
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        630,484
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         12,764
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         33,830
                    Paid-in capital in excess of par                                                          79,866,271
                    Accumulated realized capital losses on investments--net (Note 5)                          (3,915,075)
                    Accumulated distributions in excess of realized capital gains
                    --net (Note 1f)                                                                              (29,229)
                    Unrealized appreciation on investments--net                                                5,106,236
                                                                                                            ------------
                    Net assets                                                                              $ 81,819,840
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $11,840,703 and 1,145,585
                    shares of beneficial interest outstanding                                               $      10.34
                                                                                                            ============
                    Class B--Based on net assets of $65,165,595 and 6,304,842
                    shares of beneficial interest outstanding                                               $      10.34
                                                                                                            ============
                    Class C--Based on net assets of $1,319,072 and 127,635
                    shares of beneficial interest outstanding                                               $      10.33
                                                                                                            ============
                    Class D--Based on net assets of $3,494,470 and 338,302
                    shares of beneficial interest outstanding                                               $      10.33
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1997
Investment Income   Interest and amortization of premium and discount earned                                $  4,837,367
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    459,955
                    Account maintenance and distribution fees--Class B (Note 2)                 338,005
                    Professional fees                                                            55,180
                    Accounting services (Note 2)                                                 41,680
                    Transfer agent fees--Class B (Note 2)                                        38,358
                    Printing and shareholder reports                                             26,622
                    Registration fees                                                            18,217
                    Account maintenance and distribution fees--Class C (Note 2)                   9,986
                    Amortization of organization expenses (Note 1e)                               9,948
                    Pricing fees                                                                  6,907
                    Transfer agent fees--Class A (Note 2)                                         5,304
                    Trustees' fees and expenses                                                   4,256
                    Custodian fees                                                                3,558
                    Account maintenance fees--Class D (Note 2)                                    2,825
                    Transfer agent fees--Class D (Note 2)                                         1,297
                    Transfer agent fees--Class C (Note 2)                                         1,032
                    Other                                                                         3,233
                                                                                           ------------
                    Total expenses before reimbursement                                       1,026,363
                    Reimbursement of expenses (Note 2)                                         (190,673)
                                                                                           ------------
                    Total expenses after reimbursement                                                           835,690
                                                                                                            ------------
                    Investment income--net                                                                     4,001,677
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                            333,178
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      3,032,220
Investments--Net                                                                                            ------------
(Notes 1b, 1d & 3): Net Increase in Net Assets Resulting from Operations                                    $  7,367,075
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                             For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:         Investment income--net                                                 $  4,001,677     $  3,958,994
                    Realized gain (loss) on investments--net                                    333,178       (1,097,627)
                    Change in unrealized appreciation on investments--net                     3,032,220        1,413,924
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      7,367,075        4,275,291
                                                                                           ------------     ------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                  (601,588)        (627,353)
(Note 1f):            Class B                                                                (3,179,093)      (3,183,853)
                      Class C                                                                   (76,539)         (66,935)
                      Class D                                                                  (144,457)         (80,853)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (4,001,677)      (3,958,994)
                                                                                           ------------     ------------

Beneficial Interest Net increase (decrease) in net assets derived from beneficial
Transactions        interest transactions                                                    (4,496,313)       8,213,020
(Note 4):                                                                                  ------------     ------------

Net Assets:         Total increase (decrease) in net assets                                  (1,130,915)       8,529,317
                    Beginning of year                                                        82,950,755       74,421,438
                                                                                           ------------     ------------
                    End of year                                                            $ 81,819,840     $ 82,950,755
                                                                                           ============     ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights
                                                                                           Class A

                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                        Jan. 29,
from information provided in the financial statements.                                                          1993++ to
                                                                             For the Year Ended July 31,         July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $   9.92   $   9.85  $   9.84  $  10.29   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .52        .54       .53       .53        .26
                    Realized and unrealized gain (loss) on
                    investments--net                                       .42        .07       .01      (.40)       .29
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .94        .61       .54       .13        .55
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.52)      (.54)     (.53)     (.53)      (.26)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.05)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.52)      (.54)     (.53)     (.58)      (.26)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.34   $   9.92  $   9.85  $   9.84   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   9.79%      6.25%     5.79%     1.22%      5.61%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                        .57%       .49%      .50%      .31%       .08%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .80%       .82%      .88%     1.00%      1.02%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.21%      5.35%     5.57%     5.18%      5.20%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 11,841   $ 11,468  $ 11,838  $ 15,064   $ 13,276
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.09%     69.34%   123.61%    71.70%     31.23%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class B

                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                        Jan. 29,
from information provided in the financial statements.                                                          1993++ to
                                                                             For the Year Ended July 31,         July 31,
Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
Per Share           Net asset value, beginning of period              $   9.92   $   9.85  $   9.84  $  10.29   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .47        .49       .49       .48        .24
                    Realized and unrealized gain (loss) on
                    investments--net                                       .42        .07       .01      (.40)       .29
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .89        .56       .50       .08        .53
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.47)      (.49)     (.49)     (.48)      (.24)
                      In excess of realized gain on
                      investments--net                                      --         --        --      (.05)        --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.47)      (.49)     (.49)     (.53)      (.24)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  10.34   $   9.92  $   9.85  $   9.84   $  10.29
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   9.23%      5.70%     5.25%      .71%      5.35%+++
Return:**                                                             ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.08%      1.00%     1.02%      .81%       .58%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.31%      1.33%     1.40%     1.51%      1.53%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.70%      4.84%     5.05%     4.68%      4.71%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 65,166   $ 67,770  $ 60,699  $ 59,049   $ 44,692
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  35.09%     69.34%   123.61%    71.70%     31.23%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                                  Class C
                                                                                                                 For the
                                                                                                                 Period
The following per share data and ratios have been derived                              For the Year              Oct. 21,
from information provided in the financial statements.                                    Ended                 1994++ to
                                                                                         July 31,                July 31,
Increase (Decrease) in Net Asset Value:                                             1997           1996            1995
Per Share           Net asset value, beginning
Operating           of period                                                    $   9.92       $   9.85        $   9.44
Performance:                                                                     --------       --------        --------
                    Investment income--net                                            .46            .48             .37
                    Realized and unrealized gain on
                    investments--net                                                  .41            .07             .41
                                                                                 --------       --------        --------
                    Total from investment operations                                  .87            .55             .78
                                                                                 --------       --------        --------
                    Less dividends from investment
                    income--net                                                      (.46)          (.48)           (.37)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  10.33       $   9.92        $   9.85
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              9.01%          5.59%           8.39%+++
Return:**                                                                        ========       ========        ========

Ratios to           Expenses, net of reimbursement                                  1.18%          1.11%           1.16%*
Average Net                                                                      ========       ========        ========
Assets:             Expenses                                                        1.41%          1.43%           1.51%*
                                                                                 ========       ========        ========
                    Investment income--net                                          4.60%          4.73%           4.91%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period
Data:               (in thousands)                                               $  1,319       $  1,871        $    839
                                                                                 ========       ========        ========
                    Portfolio turnover                                             35.09%         69.34%         123.61%
                                                                                 ========       ========        ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                                  Class D
                                                                                                                 For the
                                                                                                                 Period
The following per share data and ratios have been derived                              For the Year              Oct. 21,
from information provided in the financial statements.                                    Ended                 1994++ to
                                                                                         July 31,                July 31,
Increase (Decrease) in Net Asset Value:                                             1997           1996            1995
Per Share           Net asset value, beginning
Operating           of period                                                    $   9.91       $   9.85        $   9.44
Performance:                                                                     --------       --------        --------
                    Investment income--net                                            .51            .53             .41
                    Realized and unrealized gain on
                    investments--net                                                  .42            .06             .41
                                                                                 --------       --------        --------
                    Total from investment operations                                  .93            .59             .82
                                                                                 --------       --------        --------
                    Less dividends from investment
                    income--net                                                      (.51)          (.53)           (.41)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $  10.33       $   9.91        $   9.85
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              9.69%          6.04%           8.84%+++
Return:**                                                                        ========       ========        ========

Ratios to           Expenses, net of reimbursement                                   .68%           .59%            .63%*
Average Net                                                                      ========       ========        ========
Assets:             Expenses                                                         .90%           .91%            .98%*
                                                                                 ========       ========        ========
                    Investment income--net                                          5.11%          5.24%           5.46%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period
Data:               (in thousands)                                               $  3,494       $  1,842        $  1,045
                                                                                 ========       ========        ========
                    Portfolio turnover                                             35.09%         69.34%         123.61%
                                                                                 ========       ========        ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Michigan Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are charged to expense on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.


NOTES TO FINANCIAL STATEMENTS (concluded)


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund had also entered into a Distribution
Agreement and Distribution Plans with Merill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. For the year ended July 31, 1997, FAM earned fees of $459,955, of which $190,673 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                          Account
                                        Maintenance    Distribution
                                            Fee            Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%            --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $263         $2,042
Class D                                  $578         $6,482

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $184,038 and $1,235 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $27,383,850 and $27,950,524, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments             $   333,178    $ 5,106,236
                                  -----------    -----------
Total                             $   333,178    $ 5,106,236
                                  ===========    ===========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,106,236, all of which is related to appreciated securities. The aggregate cost of investments at July
31, 1997 for Federal income tax purposes was $75,976,873.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(4,496,313) and $8,213,020 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           483,321    $ 4,874,526
Shares issued to shareholders
in reinvestment of dividends           25,021        251,502
                                  -----------    -----------
Total issued                          508,342      5,126,028
Shares redeemed                      (519,261)    (5,217,145)
                                  -----------    -----------
Net decrease                          (10,919)   $   (91,117)
                                  ===========    ===========

Class A Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           116,968    $ 1,178,454
Shares issued to shareholders
in reinvestment of dividends           24,119        241,300
                                  -----------    -----------
Total issued                          141,087      1,419,754
Shares redeemed                      (186,020)    (1,868,674)
                                  -----------    -----------
Net decrease                          (44,933)   $  (448,920)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                         1,103,009    $11,073,322
Shares issued to shareholders
in reinvestment of dividends          109,610      1,101,486
                                  -----------    -----------
Total issued                        1,212,619     12,174,808
Automatic conversion of
shares                                 (4,964)       (50,214)
Shares redeemed                    (1,737,143)   (17,450,691)
                                  -----------    -----------
Net decrease                         (529,488)   $(5,326,097)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                         1,561,218    $15,682,673
Shares issued to shareholders
in reinvestment of dividends          106,325      1,063,827
                                  -----------    -----------
Total issued                        1,667,543     16,746,500
Shares redeemed                      (993,319)    (9,922,169)
                                  -----------    -----------
Net increase                          674,224    $ 6,824,331
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            32,794    $   328,330
Shares issued to shareholders
in reinvestment of dividends            5,628         56,537
                                  -----------    -----------
Total issued                           38,422        384,867
Shares redeemed                       (99,477)      (999,434)
                                  -----------    -----------
Net decrease                          (61,055)   $  (614,567)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                           129,079    $ 1,296,644
Shares issued to shareholders
in reinvestment of dividends            5,128         51,272
                                  -----------    -----------
Total issued                          134,207      1,347,916
Shares redeemed                       (30,728)      (305,293)
                                  -----------    -----------
Net increase                          103,479    $ 1,042,623
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           186,467    $ 1,876,970
Automatic conversation of
shares                                  4,964         50,214
Shares issued to shareholders
in reinvestment of dividends            8,107         81,472
                                  -----------    -----------
Total issued                          199,538      2,008,656
Shares redeemed                       (47,123)      (473,188)
                                  -----------    -----------
Net increase                          152,415    $ 1,535,468
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1996                   Shares        Amount

Shares sold                            95,065    $   949,498
Shares issued to shareholders
in reinvestment of dividends            2,640         26,425
                                  -----------    -----------
Total issued                           97,705        975,923
Shares redeemed                       (17,941)      (180,937)
                                  -----------    -----------
Net increase                           79,764    $   794,986
                                  ===========    ===========

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a capital loss carry-forward of approximately $3,382,000, of which $1,891,000 expires in 2003, $1,034,000 expires in 2004 and $457,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
Merrill Lynch Michigan Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Michigan Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period January 29, 1993 (commencement of operations) to July 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Michigan Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 2, 1997
</AUDIT-REPORT>



IMPORTANT TAX INFORMATION (unaudited)


All of the net investment income distributions paid monthly by Merrill Lynch Michigan Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863